Agenda

Engineering the Alpha Advantage in Targeted Oncology

Optimizing the Entire System

Expanding the Addressable Market

Unlocking New Treatment Options Across Solid Tumors:

Choosing The Right Isotope

Optimizing Structural Chemistry:

Not All ²¹²Pb Programs Are Created Equal

Advancing a Theranostic Approach:

A Decade of Deliberate, End-to-End Engineering

Direct-to-Hospital Delivery through Integrated Isotope Production

Daily Production at Regional Sites Ensures Supply of Ready-to-Administer Product

Reaching the Largest Addressable Market with Regional Manufacturing

Advancing a Diverse Wholly Owned 212Pb-Based Oncology Portfolio

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Perspective Therapeutics

Theranostics in management of patients with neuroendocrine and other SSTR positive tumors

Objectives

Treatment landscape

Adverse side effects

Other factors that drive treatment

Survival expectations

NCCN guidelines

Treatment decision making

Alpha particle PRRT

The evolution of the treatment continuum

Summary

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need

Ongoing Phase 1/2a to Establish Broad Therapeutic Window For VMT-⍺-NET in NETs

Patient with Confirmed PR After [212Pb]VMT-α-NET Treatment

VMT-⍺-NET: Baseline Patient Characteristics in AACR 2026 Data Analysis

Patient Exposure and Follow-up with [212Pb]VMT-α-NET in AACR 2026 Data Analysis

Blood Creatinine During Follow-up for All Patients Treated (n=64)

VMT-⍺-NET: Durable Disease Control Across All Doses

Spider plot of tumor change over time by patient

VMT-α-NET Responses Deepen Over Time

VMT-α-NET’s Compelling Profile Supports Potential Registration Study at Current Dose Level

Why Frontloading?

Ongoing Phase 1/2a to Establish Broad Therapeutic Window For VMT-⍺-NET in NETs

Meningioma

VMT-⍺-NET: Potential First-in-Class 212Pb-Radioligand Therapy Targeting SSTR2

[212Pb]Pb-VMT--NET after previous radio-ligand treatment

Dresden VMT--NET compassionate use program

Dresden VMT--NET compassionate use program

Dresden VMT--NET compassionate use program

Dresden VMT--NET compassionate use program

First results - compassionate use program

First results - compassionate use program

First results - compassionate use program

First results - compassionate use program

First results - compassionate use program

First results - compassionate use program

Case Study

Case Study

Case Study

Case Study

Imaging and dosimetry

Conclusion

How biodistribution informs therapeutic potential

Disclosures

PSMA vs DOTATATE

PSMA vs DOTATATE

PSMA vs DOTATATE

Patient’s journey from PSA>MRI>PSMA PET

Receptor Targeted PET enabled a fundamentally different clinical trial design: Treat if you see it

68Ga/177Lu-PSMA Super vs Non-Responder

68Ga/177Lu-DOTATATE Super vs Non-Responder

Radioligand Therapy Today “Science advances one funeral at a time” Max Planck

Radioligand Therapy Today “Science advances one funeral at a time” Max Planck

FAP is an Emerging Target

Not every FAP is bio-identical

Theranostics Short Half-lives for Long, Full Lives

FIH 203/212Pb Pb-VMT-α-NET Perspective Therapeutics

FIH 203/212Pb Pb-VMT-α-NET Perspective Therapeutics

Early, Medium and Late Biodistribution Should Inform Therapeutic Window

Perspective’s CCK2R81 in Medullary Thyroid Cancer Compared to FDG and Fluorodopa

Development of PSV594 for CCK2R+ Tumor types

CCK2R: Implicated in Multiple Tumor Types With Major Unmet Needs

Expanding the Addressable Market

Optimizing the Entire System

A Decade of Deliberate, End-to-End Engineering

Built Over a Decade:

Q&A

Advancing a Theranostic Approach:

212Pb is Our Isotope of Choice

Choosing The Right Isotope

Kinetics Matter: 212Pb Hits Hard and Fast For Strong Activity with Less Systemic Exposure

𝜶-Particles Delivers More Potent, Targeted Tumor Killing vs. β-Particles

212Pb Further Enhanced by Proprietary Chelator for Targeted Delivery of Payload

212Pb Multi-Mechanistic Activity Drives Tumor Destruction and Anti-Tumor Immunity

Rationale for Synergy with Immune Checkpoint Inhibitors

212Pb Uniquely Suited for Combination with Immune Check Point Inhibitors

212Pb Half-life Is More Convenient for Customers

Advancing a Theranostic Approach:

Supply Chain and Manufacturing Infrastructure

End-to-End Manufacturing with Clinical Supply Secured and Commercial Scale Underway

Direct-to-Hospital Delivery through Integrated Isotope Production

Reliable, On-Demand 212Pb from 228Th and 224Ra

Flexible Scalable 224Ra Supply Enables Regional Manufacturing

Ideal for Regional Manufacturing

On-Demand Fulfillment at Regional Sites for Finished Product Delivery

Daily Production at Regional Sites Ensures Supply of Ready-to-administer Product

Reaching the Largest Addressable Market with Regional Manufacturing

Mature, Well-Established Distribution Networks

Network Approach Chosen by Novartis

Engineering the Alpha Advantage

Analyst Event | May 4, 2026

NYSE AMERICAN: CATX

PERSPECTIVE THERAPEUTICS

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "estimate," "believe," "predict," "potential" or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's pre-clinical and clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company's timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential total addressable market and commercial market opportunities for the Company's product candidates; the Company's manufacturing and distribution capabilities; the Company's expected cash runway and financial position; the potential functionality, capabilities, advantages and benefits of the Company's product candidates and the potential application of these product candidates for other disease indications; the Company's expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company's actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company's product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; delays, interruptions or failures in the manufacture and supply of the Company's product candidates; the size and growth potential of the markets for the Company's product candidates, and the Company's ability to service those markets; the Company's cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; uncertainties regarding the Company's expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company's ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; the Company's ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; and any changes in applicable laws and regulations. Certain factors that may cause the Company's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), in the Company's other filings with the SEC, and in the Company's future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

PERSPECTIVE THERAPEUTICS

Agenda

Time	Topic	Presenter
8:30 – 9:00	Platform, Pipeline and Production Overview	**Thijs Spoor** Chief Executive Officer
9:00 – 9:20	Clinical Perspective of Treating NETs	**Mary Maluccio, MD, MPH, FACS** Louisiana State University Health Sciences Center
9:20 – 9:30	VMT-α-NET Phase 1/2 Data and Next Steps	**Thijs Spoor** Chief Executive Officer
9:30 – 9:40	VMT-α-NET post-Lutathera Indication Expansion	**Yusuf Menda, MD** University of Iowa
9:40 – 9:50	VMT-α-NET post-Lutathera Indication Expansion	**Ralph A Bundschuh MD**, Universitätsklinikum Carl Gustav Carus Dresden
9:50 – 10:10	How Biodistribution Informs Therapeutic Potential	**Elcin Zan, MD** Cleveland Clinic
10:10 – 10:15	Closing Remarks	**Thijs Spoor** Chief Executive Officer
10:15 – 10:45	Q&A	**Perspective Management and KOLs**

Platform, Pipeline and Production Overview

Thijs Spoor

Chief Executive Officer



Engineering the Alpha Advantage in Targeted Oncology

- **Targeted alpha therapy**
- **Proprietary chelator**
- **Full stack manufacturing platform with regional infrastructure**
- **Robust pipeline**
- **Cash runway through late 2027**
- **Multiple 2026 catalysts**

Three clinical programs, Broad patient coverage

VMT-α-NET (SSTR2)
Ph 1/2a, 43% ORR in first half of Cohort 2 (inv.-assessed, n=23) with favorable safety profile (n=64)[1]

VMT01 (MC1R)
Ph 1/2a, 3.0 mCi monotherapy and nivolumab (BMS) combo; 10 pts dosed[2]
Data expected late 2026

PSV359 (FAP-α)
Multiple solid tumors, enrolling at 5.0 mCi

VMT-α-NET Cohort 2 follow up data	Manufacturing: Chicago site completed	PSV359 Initial clinical data	VMT01 Initial Ph 1/2a data	VMT-α-NET Cohort 3 initial data	Cash Runway: Through late 2027

[1]Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.
[2]As of April 1, 2026

Optimizing the Entire System

Radiopharmaceuticals Are the Next Frontier in Precision Oncology

Massive Projected Annual TAM	Clinically Validated Modality	High Potency Payloads with Cancer-Specific Targeting
$45B+	PLUVICTO® LUTATHERA®	

To unlock the full value of the radiopharmaceutical market, Perspective innovates every part of the chain

- The Right Radioisotope ^{212}Pb
- Optimized Structural Chemistry
- Theranostic Approach
- Manufacturing Network

See slide Expanding the Addressable Market for additional details regarding potential market opportunity

PERSPECTIVE® THERAPEUTICS

Expanding the Addressable Market

- Approved radiopharmaceuticals address only <10% of tumors
  - PLUVICTO and LUTATHERA: ~$2.4B in U.S. sales
- Our pipeline of clinical candidates to differentiated targets provide broad coverage across the largest solid tumor populations with the highest unmet need:

250K+ addressable patients across 10+ tumor types



$45B+
addressable market
$13.8
$11.5
$4.6
$3.0
$2.7
$2.4
$1.6
$5.0
NSCLC
Breast
Colorectal
Melanoma
Gastric
SCLC
H&N
Other
Metastatic addressable market (US) for all targets

▶ **PERSPECTIVE TARGETS:**

MC1R	SSTR2	FAP (top 5 only)	4th Program
Up to	Up to	Upwards of	Up to
$3B	**$16B**	**$20B**	**$6B**
MC1R+ addressable market	SSTR+ addressable market	FAP+ addressable market	Target+ addressable market
6K	**67K**	**122K**	**82K**
Stage III/IV MC1R+ patients	Metastatic SSTR2+ patients	Metastatic FAP+ patients	Metastatic target+ patients
Market can be large even in niche indications with very high unmet need	SSTR2 beyond GEP-NETs offers significant additional markets	Expression across nearly all solid tumors for pan-cancer potential	Target addresses very high unmet needs with potential to transform markets

Market sizes and patient numbers from Evaluate Consulting for annual U.S. markets. Target expression data from literature review.

PERSPECTIVE® THERAPEUTICS

Unlocking New Treatment Options Across Solid Tumors:

Higher potency payloads with cancer-specific targeting


S
C
XBT
IO
ADC
RPT
212Pb Alpha
Surgery
Physical removal
No systemic reach
Chemo
Systemic but
non-specific
External Beam
Localized potency
Limited targeting
Immuno-Therapy
Targeted but
variable response
ADCs
Precision delivery
Moderate payload
Radio Pharmaceutical Therapy
Precision targeting +
alpha-particle potency

Radiopharmaceutical therapies combine the targeting precision of ADCs with the cell-killing potency of alpha-emitting radioisotopes — unlocking new treatment options across solid tumors

Choosing The Right Isotope

Lead (^{212}Pb) advantages over beta and other alpha emitters

^{212}Pb Advantage

- → *Better anti-tumor activity*
- → *Better safety profile*
- → *Cleaner decay chain*
- → *Better clinical profile*
- → *Isotope access & scalability*
- → *Better patient management*
- → *Better patient selection*

^{212}Pb **Lead-212** α radiation	^{225}Ac **Actinium** α radiation	^{177}Lu **Lutetium** β radiation
Potency	Potency	Potency
Off-Target Damage	Off-Target Damage *	Off-Target Damage
Decay Profile	Decay Profile	Decay Profile
Half-Life	Half-Life	Half-Life
Supply / Production	Supply / Production	Supply / Production
Patient Convenience	Patient Convenience	Patient Convenience
Theranostic Pair	Theranostic Pair	Theranostic Pair
BEST OVERALL PROFILE	POTENT BUT PROBLEMATIC	PROVEN BUT LIMITED

*Daughter isotopes

Based on management's beliefs and expectations regarding Pb-212's advantages as a therapeutic isotope

Sgouros G. Alpha-particles for targeted therapy. Adv Drug Deliv Rev. 2008;60(12):1402-1406. doi:10.1016/j.addr.2008.04.007

PERSPECTIVE® THERAPEUTICS

Optimizing Structural Chemistry:

Alpha emitter + Pb specific chelator + engineered peptides



Alpha-emitting ^{212}Pb Isotope for strong tumor killing

- Deadly double-stranded DNA breaks
- Short range emissions decrease collateral damage

Proprietary Pb Chelator[1] for improved safety

- Rapid renal clearance lowers nephrotoxicity
- Retained radioactivity reduces systemic toxicity

Engineered Peptides for tumor specificity

- High tumor specificity mitigates off-target effects
- Rapid blood clearance improves safety

Proprietary Radioligand Platform Optimizes Therapeutic Index

[1]Schultz, M., et al (2024). Compositions for chelating metals at low temperatures. *U.S. Patent No. 12128115 B2*. Washington, DC: U.S. Patent and Trademark Office.

Not All ^{212}Pb Programs Are Created Equal

Proprietary chelator for lead-based RPTs

GENERIC CHELATOR

DOTA

Net charge: 2-



HO
O
HO
O
N
N
N
N
R
$^{203}Pb^{2+}$
O
O
HO
OH

- ✗ Leaks up to 36% of ^{212}Bi (in vitro)[1]
- ✗ Negative charge → kidney reuptake[2]
- ✗ Not optimized for Pb isotopes
- ✗ May limit therapeutic window

PERSPECTIVE PROPRIETARY Pb-SPECIFIC CHELATOR

PSC

Net charge: 0 (neutral)



H_2N
O
HO
O
N
N
N
N
$^{203}Pb^{2+}$
O
R
NH
O
OH

- ☑ Minimal ^{212}Bi redistribution (preclinical)[3]
- ☑ Neutral charge → rapid renal clearance (preclinical)
- ☑ Designed specifically for Pb isotopes
- ☑ Emerging favorable safety profile across 3 clinical programs

U.S. Patent No. 12128115 B2

GENERIC CHELATOR

TCMC

Net charge: 2+



H_2N
O
H_2N
O
N
N
N
N
R
$^{203}Pb^{2+}$
O
O
H_2N
NH_2

- ✗ Ejects ~16% of ^{212}Bi daughter (in vitro)
- ✗ Positive charge may increase nonspecific uptake in liver & kidneys[2]
- ✗ Not optimized for Pb isotopes
- ✗ May limit therapeutic window

Proprietary chelator -> differentiated safety profile

[1]Vegt E, et al. J Nucl Med. 2010; [3]Mirzadeh et al., Radiochimica Acta, 1993; [3]Li M, et al. Curr Med Chem. 2020; .

PERSPECTIVE® THERAPEUTICS

Advancing a Theranostic Approach:

Imaging optimizes targeted delivery to tumor



Cancer cell
Imaging (^{203}Pb)
Diagnostic Payload
Targeting peptide
Chelator
Isotope
Therapeutic (^{212}Pb)
High Potency Payload



Imaging
Therapeutic

Imaging agent shows precisely where the therapeutic agent will go

Human Image: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

PERSPECTIVE THERAPEUTICS

A Decade of Deliberate, End-to-End Engineering

Strong IP portfolio covering all aspects of radiopharmaceutical value chain



Isotope of Choice

Potent alpha emitter with **rapid clearance for improved safety**

Proprietary Chelator Discovery

Superior chelating properties to **limit** daughter isotope **accumulation in kidneys** and tissues

Composition of Matter

Novel high affinity proprietary ligands to high value targets in oncology

Methods of Imaging and Treating

Imaging to optimize compound iteration based on **biodistribution**

Vertically Integrated Manufacturing[1]

~400 doses

~150 patients treated at

30 sites on

3 continents

[1]As of April 1, 2026. Includes patients in company sponsored studies and investigator sponsored/initiated studies.

PERSPECTIVE THERAPEUTICS

Direct-to-Hospital Delivery through Integrated Isotope Production


Regional Manufacturing Site
Hospital
Weekly
Alpha-PRIME unit
New IP enables commercial scale manufacturing
HOSPITAL
Central stock pile
Isotope Purification
Synthesis & Radiolabeling
Delivery
228Th
Thorium
1.9 y
224Ra
Radium
3.6 d
212Pb
Lead
10.6 h

Central stock pile

- Central Thorium-228 supply
- Long-term DOE contract
- Radium-224 generators shipped regionally

Isotope Purification

- Produce & extract radionuclide
- Daily Lead-212 collection
- Multiple patient doses/day
- >99.99% Lead-212 purity

Synthesis & Radiolabeling

- Lead-212–ligand conjugation using proprietary chelator
- Batch-based production
- ~30-minute process

Delivery

- Existing distribution in place
- Proven infrastructure
- Path already established by approved diagnostic products

PERSPECTIVE THERAPEUTICS

Daily Production at Regional Sites Ensures Supply of Ready-to-Administer Product

1:00 AM
Arrival at the Production Lab
Team checks environmental monitors, dons protective gear, & reviews checklist in the quiet, high-security production facility

1:30 AM
Generator Elution & Preparation
Team elutes proprietary Ra-224 generator extracting Pb-212, while performing precise calculations to ensure accurate dosing and patient safety

2:30 AM
Radiopharmaceutical Synthesis
Under controlled aseptic environment, the team uses automated synthesis equipment & sterile technique to produce specific patient doses

4:00 AM
Quality Control
Each dose undergoes rigorous testing—purity, pH, specific activity—before release

5:00 AM
Packaging and Transport
Radiopharmaceuticals are packed in shielded containers, labeled, logged, and loaded for hospital delivery per strict DOT regulations

6:30 AM
Hospital Delivery
Patient ready doses are delivered to the clinic after verifying documentation and ensuring timely arrival for patient administration

7:30 AM *onwards*
Patient Administration
The patient is administered with either the diagnostic or therapeutic radiopharmaceutical

8:00 AM
Back to the Production Lab
Production team completes paperwork, cleans equipment, stores radioactive materials, and prepares for the next production cycle

Reaching the Largest Addressable Market with Regional Manufacturing

Network effect designed to ensure reliable commercial supply for ready-to-administer therapeutics

Sites	Today	2027-8 [1]	2029	Population Radius ~11 hrs
Coralville, IA	☑	☑	☑	Clinical Supply
Somerset, NJ	☑	☑	☑	75 m
Chicago, IL	*In progress*	☑	☑	66 m
Los Angeles, CA	*In progress*	☑	☑	48 m
Potential Locations				
Houston, TX	*Site owned*			37 m
Atlanta, GA				57 m
Orlando, FL				31 m

Top 6 sites cover
>90% US population
within a one half-life (11 hr) delivery radius[2]



CATX Manufacturing Facilities
Operational facility
Buildout in progress
Potential site
Delivery Radius (road) within
1 half-life of ^{212}Pb (11 hrs)

[1]Based on current Company Plans and estimates; [2]Company estimates based on data from https://www.statsamerica.org/radius/big.aspx; Products can also be driven further or flown as necessary

PERSPECTIVE THERAPEUTICS

Advancing a Diverse Wholly Owned ^{212}Pb-Based Oncology Portfolio

Program	Target	Disease	Candidate evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Key Expected Milestone	Global Rights
VMT-α-NET	**SSTR2**	Neuroendocrine Tumors					Phase 1/2a updates throughout 2026	PERSPECTIVE
		Other SSTR2+ Tumors					Initiate dosing in 2026	PERSPECTIVE
VMT01	**MC1R**	Melanoma *Imaging & Therapy*	Monotherapy				Initial Phase 1/2a data late 2026	PERSPECTIVE
		Melanoma *Imaging & Therapy*	Combination with Nivolumab				Initial Phase 1/2a data late 2026	PERSPECTIVE
PSV359	**FAP-α**	Solid Tumors					Initial Phase 1/2a data late 2026	PERSPECTIVE
PSV594		Solid Tumors					Initiate dosing	PERSPECTIVE
Multiple	*Undisclosed*	*Undisclosed*					First in human images	PERSPECTIVE

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Neuroendocrine Tumors
VMT-α-NET

^{212}Pb therapy targeting **SSTR2**

Potential best-in-class overall clinical profile

Safety profile expected to meet patient and clinician needs

Phase 1/2a data updates expected throughout 2026

(68 patients dosed)[1]

Melanoma
VMT01/02

^{212}Pb therapy targeting **MC1R**

Evaluating clinical synergy with checkpoint inhibitor combinations

Safety profile expected to allow for earlier lines of therapy

Initial Phase 1/2a data expected late 2026

(27 patients dosed)[1]

Advanced Solid Tumors
PSV359

^{212}Pb therapy targeting **FAP-α**

Previously undruggable target expressed in majority of solid tumors

Human data support strong tumor uptake with fast renal clearance

Initial Phase 1/2a data expected late 2026

(9 patients dosed)[1]

3 value inflection catalysts in 2026

[1]As of April 1, 2026

Strong Financial Position

Funding into late 2027

Cash, cash equivalents and short-term investments as of March 31, 2026	~$271 million
Share count as of March 31, 2026	~114.0 million
Outstanding common stock warrants & options as of March 31, 2026	~20.5 million

Based on our current plans, we believe our existing cash and cash equivalents will be sufficient to fund our current planned clinical milestones and operational investments into late 2027.

Based on preliminary, un-audited estimates of cash, cash equivalents and short-term investments as of March 31, 2026

Perspective Therapeutics

The only RPT company engineering every part of the radiopharma chain for commercial success

The Right Radioisotope ^{212}Pb | **Optimized Structural Chemistry** | **Theranostic Approach** | **Manufacturing Network**

Improved Tumor Killing, Reduced Collateral Damage

- Alpha therapy enables far higher energy per decay / far shorter path length
- Half-life enhances patient experience and supports combination therapies

Better Cytotoxicity

- Short-range alpha emitters

Favorable Safety Profile

- Pb-specific proprietary chelator

Better Targeting

- Highly cancer-specific engineered peptides

Matched Diagnostic/ Therapeutic Pairs:

- Image with Pb-203
- Confirm targeting
- Treat with Pb-212 (same molecule)

Scalable Manufacturing

Ready-to-administer Products

Already Executing Supply Chain Logistics:[1]

- Dosed ~150 patients
- 300+ generators
- ~400 doses
- ~30 sites
- 3 continents

[1] As of April 1, 2026. Include patients in company sponsored studies and investigator sponsored/initiated studies.

PERSPECTIVE® THERAPEUTICS

Clinical Perspective of Treating NETs

Mary Maluccio, MD, MPH, FACS

Chief of Surgical Oncology & Medical Director, Louisiana Neuroendocrine Tumor Program, Louisiana State University School of Medicine



Theranostics in management of patients with neuroendocrine and other SSTR positive tumors

Mary Hobbs Maluccio, MD, MPH

Medical Director, The Rare Cancer and Neuroendocrine Program
NOLANETS

Objectives

- Describe the treatment landscape for neuroendocrine tumors
- Put treatment decisions in perspective
- Highlight medical decision making
  - Patient examples
- Define the current/evolving paradigms of radioisotope treatment

Treatment landscape

- Somatostatin receptor analogs
- Liver directed therapies
  - Ablation
  - Embolization
- Surgical cytoreduction
- Chemotherapy
  - Cytostatic agents
  - Cytotoxic agents
- **PRRT**
  - **Beta particle PRRT**
  - **Alpha particle PRRT**

- Not mutually exclusive

- Important variables:
  - Symptoms (carcinoid syndrome)
  - Location (liver, mesentery, multiorgan site)
  - Comorbidities
  - Primary site
  - Receptor density (avidity)
  - Disease interval (short/long term goals)

Adverse side effects

- Surgical cytoreduction
  - Perioperative morbidity and mortality
- SSA
  - Hyperglycemia/elevated A1C
  - Reactive hypoglycemia
  - Gallbladder issues
- Cytotoxic chemotherapy
  - Myelosuppression
  - Brain fog
  - Hand foot syndrome
- Liver directed treatment
  - Liver function test abnormalities
  - Infection
  - Cholecystitis
- PRRT
  - Myelosuppression
  - Renal impairment

Other factors that drive treatment

- Surgical cytoreduction
  - Availability
  - Comorbidities
- SSA
  - Cost/copay
  - Infusion centers
  - Painful injections
- Cytotoxic chemotherapy
  - Comorbidities
  - Extended treatment

- Liver directed treatment
  - Availability
  - Comorbidities
  - Liver function vulnerabilities

- PRRT
  - *Baseline renal impairment*
  - *Availability*
  - *Amino acid requirement*

Survival expectations

- Playing the long game
  - >50% 10 year survival in metastatic midgut neuroendocrine tumors
  - 50% 5 year survival in metastatic pancreatic neuroendocrine tumors
    - Drops to 28% in higher grade tumors
  - 49%-68% 5 year survival in metastatic bronchopulmonary

  - 55-70% 5 year survival in thymic neuroendocrine cancers
  - 50% 6.5 year survival in metastatic paragangliomas
  - 80% 5 year/68% 10 year survival in recurrent atypical meningiomata
    - 58% 5 year survival in recurrent higher grade meningioma

NCCN guidelines

Key Clinical Recommendations

- **Eligibility Criteria**: Patients must have confirmed **SSTR-positive** tumors, typically verified through a gallium-68 PET/CT scan (e.g., DOTATATE).
- **Indications by Tumor Type**: PRRT is recommended for various NETs, including:
    - **Gastroenteropancreatic NETs (GEP-NETs)**: Foregut, midgut (small bowel), and hindgut tumors.
    - **Pancreatic NETs (Pan-NETs)**.
    - **Bronchial (Lung) NETs** and **Thymic NETs**.
    - **Pheochromocytomas/Paragangliomas**.
- **Treatment Sequence**: While typically used as a second-line therapy after SSA progression, it may be considered earlier in pancreatic NETs if a clinical response is urgently needed.

Treatment decision making

DH 1



LC



WG



TD



BM



Alpha particle PRRT

RS

12/2022 1/2026



LE

2/2023 3/2026



GP

1/2023 1/2026



The evolution of the treatment continuum

- ??? Surgical resection
- Somatostatin receptor agonist (SSRA)
- Liver directed treatment for liver dominant disease
- Chemotherapy
- PRRT

- ??? Surgical resection
- *+/- SSRA*
- *+/- liver directed therapy*
- PRRT
- chemotherapy

Summary

- PRRT is a standard of care option for patients with somatostatin receptor (SSR) avid tumors on PET imaging
- PRRT can be used alone or in combination with other therapies
- Patients with low grade tumors live a long time
- Most patients with SSR avid disease will be treated with PRRT during their life
- Data on PRRT in treatment naïve patients is pulling it earlier into the treatment algorithm
- Objective response is not the only variable that drives treatment decisions in NET
- Alpha PRRT platforms appear to be improving with respect to the most consequential side effect on the kidneys

VMT-α-NET Phase 1/2 Data and Next Steps

Thijs Spoor
Chief Executive Officer



PERSPECTIVE THERAPEUTICS

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need



Whole body SPECT scan of NET patient imaged with [^{203}Pb]VMT-α-NET

Large Defined Patient Population

90%

of GEP-NETs express SSTR2[1]

Broadly expressed in SCLC, breast cancer, meningioma, head & neck cancer

~170K

living with disease in the US[2]

~12K

new diagnoses annually in the US[2]

Indolent Disease in Need of Safe and Durable Therapies

13% ORR[3] with standard of care LUTATHERA®

>$800M Trailing 12 months sales of LUTATHERA® [4]

>10% LUTATHERA® annual sales growth rate[4]

[1] Maratta MG, et al. Somatostatin Receptor Expression of Gastroenteropancreatic Neuroendocrine Tumors: A Comprehensive Analysis in the Era of Somatostatin Receptor PET Imaging. *Cancers (Basel)*. 2025;17(12):1937. Published 2025 Jun 11. doi:10.3390/cancers17121937; [2]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. *Endocr Connect*. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [3]LUTATHERA USPI; [4]Financial report for FY2025

Ongoing Phase 1/2a to Establish Broad Therapeutic Window For VMT-α-NET in NETs



Dose-Finding Study in Radiotherapy Naïve, SSTR2 Positive Patients
Reached 3-32 weeks follow up
Cohort 3
6.0 mCi x 4
n = 16
DLT assessment completed in 8 patients
Reached 6-101 weeks follow up
Cohort 2
5.0 mCi x 4
n = 46
Tumor assessment presented on 23 patients
Reached 95-97 weeks follow up
Cohort 1
2.5 mCi x 4
n = 2
Phase 3 Registration Study
GEP-NETs
All lesions SSTR2+
Additional SSTR2+ tumor types
Potential expansion into SCLC, breast cancer, meningioma, head & neck cancer

VMT-α-NET development plan as of March 4, 2026. Reflects data presented by Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026. For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618

PERSPECTIVE THERAPEUTICS

Significant Response After Single Dose of [^{212}Pb]VMT-α-NET

Metastatic NET Pancreas with Adrenal Crisis – Maximum Intensity Projection (MIP)

Tumor Before Treatment → **Tumor After 1 Dose**



- ^{68}Ga-DOTA-NOC PET images at base line and post 1st dose of [^{212}Pb]VMT-α-NET
- MIP suggesting strong reduction of intensity (thoracic lesions) and decreasing tumor volume (Partial Response)

Fortis Memorial research institute (FMRI), Gurugram, India

Patient with Confirmed PR After [^{212}Pb]VMT-α-NET Treatment

Diagnostic contrast enhanced CT


Baseline
Post cycle 4, SD
Week 36, PR
Week 48, cPR

Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

VMT-α-NET: Baseline Patient Characteristics in AACR 2026 Data Analysis

Age [years]	Median	63
	Range	37-78
Sex [n, (%)]	Female	25 *(39%)*
	Male	39 *(61%)*
Race [n, (%)]	White	59 *(92%)*
	Black	1 *(2%)*
	Asian	2 *(3%)*
	Multiple	2 *(3%)*
ECOG Performance Status [n, (%)]	0	50 *(78%)*
	1	14 *(22%)*
Time from dx to enrollment [mos]	Median, Range	38, 5-317

Tumor type [n, (%)]	• Gastroenteropancreatic (GEP)-NET	61 *(95%)*
	• Pancreatic NET	30 *(47%)*
	• Non-pancreatic GEP-NET	31 *(48%)*
	• Bronchial NET	2 *(3%)*
	• Pheochromocytoma/paraganglioma	1 *(2%)*
Grade [n, (%)]	G1	13 *(20%)*
	G2	43 *(67%)*
	G3	8 *(13%)*
No. prior syst rx	Median, Range	1, 0-2
Prior systemic therapies [n, (%)]	Somatostatin Analogues	54 *(84%)*
	Small molecule (e.g., sunitinib)	9 *(14%)*
	Immunotherapy	2 *(3%)*
	Chemotherapy	16 *(25%)*

Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

PERSPECTIVE THERAPEUTICS

Patient Exposure and Follow-up with $[^{212}Pb]$VMT-α-NET in AACR 2026 Data Analysis

Safety analysis (n=64): Cohort 1 through Cohort 3

Tumor assessment presented: Cohort 1 and Cohort 2 First Half

	Cohort 1 2.5 mCi	Cohort 2 5.0 mCi First Half	Cohort 2 5.0 mCi Second Half	Cohort 3 6.0 mCi	All Patients Treated
Number of patients *(%)*	2	23	23	16	64
Exposure (doses) n (%)					
1	--	3 *(13%)*	2 *(9%)*	7 *(44%)*	12 *(19%)*
2	--	--	1 *(4%)*	1 *(6%)*	2 *(3%)*
3	--	--	2 *(9%)*	4 *(25%)*	6 *(9%)*
4	2 *(100%)*	20 *(87%)**	18 *(78%)*	4 *(25%)*	44 *(69%)*
Follow-up					
Median (wks)	96	60	46	16	45
Range (wks)	95-97	6-101	6-58	3-32	3-101

*One patient in Cohort 2 received two doses of 5.0 mCi then two doses of 2.5 mCi.
Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

PERSPECTIVE THERAPEUTICS

Best-in-class Safety Profile[1]

[^{212}Pb]VMT-α-NET remains well-tolerated with more patients (n=64) and longer follow up (median 45 weeks)

Most common (>15%) TEAEs



Fatigue
66%
Alopecia
64%
Nausea
63%
Diarrhea
42%
Anemia
36%
Lymphocyte count decreased*
34%
Abdominal pain
25%
Alanine aminotransferase increased
19%
Blood alkaline phosphatase increased
19%
Aspartate aminotransferase increased
17%
Hypertension
16%
Grade 3
Grade 2
Grade 1
0%
20%
40%
60%
80%
100%

No DLTs

No discontinuations due to AEs

Grade ≥3 TEAEs in 23 patients (36%)

No dysphagia

No serious renal complications

No clinically significant treatment-related myelosuppression

SAEs reported in five patients: None deemed related to the study medication

Patients with TEAE 100%. The following additional Grade 3 AEs occurred in 1 pt each: vomiting, hypokalemia, presyn-cope, asthenia, cardiac failure, gamma-glutamyltranferase increased, alanine aminotransferase increased, pancreatitis, fatigue, abdominal pain, influenza like illness and hyperglycemia. Grade 3 AE of syncope was reported in two pts.
*One subject was previously reported to have experienced grade 4 lymphopenia, but this was subsequently downgraded by the site to grade 3. There were no Grade 5 events.
Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.
[1]For class overview and sources, see slide NETs trials.

PERSPECTIVE THERAPEUTICS

Blood Creatinine During Follow-up for All Patients Treated (n=64)

No serious renal complications were reported



Creatinine (mg/dL)
0
1
2
3
4
5
0
8
16
24
32
40
48
56
64
72
80
88
96
Study Week
Safety Analysis Set

Blood creatinine increase was reported as an AE in 11 patients and were Grade 1 only. Four have recovered. Seven are still ongoing.
Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

VMT-α-NET: Durable Disease Control Across All Doses

Time to best response still emerging with majority of patients remaining on study


0
8
16
24
32
40
48
56
64
72
80
88
96
104
Week
2.5 mCi
5.0 mCi (heterogenous SSTR expression profile)
5.0 mCi (all lesions SSTR2+)
First response
Disease Progression
X Death

Darker color segments of each bar represent the treatment period. Lighter color segments represent post-treatment follow-up. Greyed out segments represent heterogenous SSTR2 expression profile. Unconfirmed PR occurred on latest scan prior to data cutoff on week 60 and could not be confirmed yet. Two patients passed away from progression of disease.
Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

PERSPECTIVE THERAPEUTICS

Spider plot of tumor change over time by patient

Cohort 1 and first half of Cohort 2, n = 25



Percent change in sum of diameters from baseline
60
40
20
0
-20
-40
-60
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Week

| Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

PERSPECTiVE® THERAPEUTICS

VMT-α-NET Responses Deepen Over Time


Cohort 2
[^{212}Pb]VMT-α-NET 5.0mCi
Best % change in sum of diameters from baseline
20
10
0
-10
-20
-30
-40
-50
-60
-70
8.7
7.9
3.2
2.6
-5.1
-9.1
-18.9
-20.8
-22.0
-22.4
-25.0
-27.5
-31.9
-40.7
-50.9
-54.6
-55.6
-56.8
-57.4
-62.1
-63.8
-64.3
109-103
112-103
102-104
102-103
106-101
112-101
102-101
102-112
114-101
102-106
112-102
112-104
113-101
114-103
102-108
116-102
102-107
102-113
103-103
103-106
103-105
103-104

-Disease control in newly progressing patients

-Responses continue to deepen over time, months beyond completion of therapy (unlike chemo)

Clinical Activity Evaluable Set, Began Treatment before 22JAN2025; 24 months on study.

VMT-α-NET's Compelling Profile Supports Potential Registration Study at Current Dose Level

Well-Tolerated Safety Profile

Superior safety profile vs. approved and development-stage agents[1]

Supports combination potential with established cancer medicines

Responses Deepen Over Time[2]

5 mCi dose shows potential best-in-class overall profile

Majority of patients remain on study; continue to achieve deepening responses

NEXT STEPS

Data updates for 5 mCi expected throughout 2026

Ongoing dosing of additional cohorts for optionality

- Cohort 3 (6 mCi x 4) N = 19 as of April 30th, 2026
- Cohort 4 - Frontloading (6, 5, 5, 4 mCi) enrolling

Registration trial pending consultation with regulators

Expansion potential into other tumor types and settings

- Meningioma cohort: open for enrollment

[1]For class overview and sources, see slide NETs trials.
[2]Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

PERSPECTIVE THERAPEUTICS

Why Frontloading?

- Tumor dosimetry demonstrates highest uptake values between 60 - 65% total for 1st and 2nd cycles
- Frontloading could change response kinetics and improve ORR at lower doses
- Administering the highest dose when the tumor sink is at the largest could result in a kidney sparing effect and improved safety
- But..., it requires shipping of different dose levels



Lutathera Tumor dosimetry outcome by cycle
Estimated Index Lesion Absorbed Dose (Gy)
250
200
150
100
50
0
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5
Treatment Cycle

46.3 Gy	28.4 Gy	23.7 Gy	22.0 Gy
38.5%	23.7%	19.7%	18.2%

Ongoing Phase 1/2a to Establish Broad Therapeutic Window For VMT-α-NET in NETs

Dose-Finding Study in Radiotherapy Naïve, SSTR2 Positive Patients

Reached 95-97 weeks follow up

Cohort 1 ✓
2.5 mCi x 4
n = 2

Reached 6-101 weeks follow up

Cohort 2 ✓
5.0 mCi x 4
n = 46

Tumor assessment presented on 23 patients

Reached 3-32 weeks follow up

Cohort 3
6.0 mCi x 4
n = 16

DLT assessment completed in 8 patients

Cohort 4
Frontloading
6/5/5/4 mCi
n = up to 8

Enrolling

Phase 3 Registration Study

GEP-NETs
All lesions SSTR2+

Additional SSTR2+ tumor types

Potential expansion into SCLC, breast cancer, meningioma, head & neck cancer

VMT-α-NET development plan as of March 4, 2026. Reflects data presented by Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026. For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618

PERSPECTIVE THERAPEUTICS

Meningioma

Description	• To date, there is no systemic medical therapy demonstrating prolonged Progression Free Survival (PFS) or Overall Survival (OS) in patients with refractory or recurrent meningiomas and thus there is no approved systemic therapy for this indication[1] • In addition, about 15% of meningiomas are unresectable (i.e. surgery or radiotherapy not an option for treatment)
Strategic implication	• Results of Phase 2 studies with ^{90}Y-DOTATOC and ^{177}Lu-DOTATATE suggest radiotherapy can provide a clinically significant benefit for patients with Meningioma, though document limited tumor response (mostly disease control)[2]. • Interest from Meningioma opinion leaders to explore ^{212}Pb based radiotherapy under a hypothesis that Objective Response to such is to be expected (i.e. tumor burden reduction rather than limited to disease control). • Unmet need and clinical significance of improvement in tumor response rate may lead to regulator support for marketing authorization application (NDA/MAA) based on surrogate endpoints (i.e. Accelerate Approval pathway) with expectation for confirmatory Phase 3 study ongoing at the time of submission. • This provides an additional opportunity for an Accelerated Approval for the VMT-a-NET program
Next steps	• Expand the clinical program with a proof-of-concept cohort of Meningioma patients under the current IND • Protocol amendment submitted to FDA

[1] NCCN Guidelines.
[2] Severi S, et al. J Nucl Med. 2024 Sep 3;65(9):1409-1415. [3] Merrell, K.W. et al. Int. J. of Radiation Oncology, Biology, Physics, Volume 120, Issue 2, S11 - S12

PERSPECTIVE THERAPEUTICS

VMT-α-NET: Potential First-in-Class ^{212}Pb-Radioligand Therapy Targeting SSTR2

Addressing Therapeutic Gaps

Clinically validated target

Potential for improved safety and durability

Backed by positive clinical data

Positive Preliminary Phase 1 Data for Cohort 2*

43% ORR in patients regardless of SSTR2 expression profile

50% ORR in patients with all SSTR2+ lesions

72% remained progression free with 1+ year of follow-up

Well tolerated

New and Updated Analyses Expected in 2026

MTD not yet reached; enrolling additional cohorts for optionality

Cohort 2 updates expected through 2026

Fast Track Designation

*Including an initial response; patient remains on study and this tumor response is subject to confirmation.
Halfdanarson TR et al, Presentation at AACR 2026. Full presentation available here. Data cut off date March 4, 2026.

PERSPECTIVE THERAPEUTICS

VMT-α-NET Post-Lutathera Indication Expansion

Yusuf Menda, MD
Professor of Radiology
Division of Nuclear Medicine,
University of Iowa



Added

VMT-α-NET Post-Lutathera Indication Expansion

Ralph Bundschuh MD

Universitätsklinikum Carl Gustav Carus Dresden



TECHNISCHE UNIVERSITÄT DRESDEN | NCT NATIONALES CENTRUM FÜR TUMORERKRANKUNGEN DRESDEN | DKTK Deutsches Konsortium für Translationale Krebsforschung | HZDR HELMHOLTZ ZENTRUM DRESDEN ROSSENDORF | Universitätsklinikum Carl Gustav Carus DIE DRESDNER.

[^{212}Pb]Pb-VMT-α-NET after previous radio-ligand treatment

Professor Ralph A. Bundschuh M.D., Ph.D.

Director Department of Nuclear Medicine, University Hospital Carl Gustav Carus, Dresden, Germany







Dresden VMT-α-NET compassionate use program

Started in March 2023 (Initiation Prof. Dr. Joerg Kotzerke)

- 16 patients were included up to now
- All patients were heavily pretreated incl. [^{177}Lu]Lu-DOTATATE (Lutathera®) and [^{225}Ac]Ac-DOTATATE without any further standard treatment options
- All patients showed progression in imaging and/or serum tumor markers
- Decision for the treatment was made by interdisciplinary tumor conference
- All patients were first examined using **[^{203}Pb]**Pb-VMT-α-NET for uptake- and dosimetric assessment

Dresden VMT-α-NET compassionate use program

The theranostic pair $^{203}Pb/^{212}Pb$



Pb 212
10.64 h
β⁻ 100%
0.57 MeV
CED: 0.6%
Bi 212
60.6 min
β⁻ 64%
2.2 MeV (55%),...
CED: 1.3%
Po 212
0.3 µs
α 36%
6.1 MeV
CED 27%
α 100%
8.8 MeV
CED 70%
Tl 208
3.1 min
β⁻ 100%
1.8 MeV (49%),...
CED: 1.4%
Pb 208
stable
203 82 Pb
51,8 h
EC (100 %)
203 81 Tl
stabil
Pb-203 γ:
278,2 keV (81 %)
401,3 keV (3,4 %)

^{203}Pb allows pre-treatment imaging up to 48h



Normalized Counts
0
1
2
3
4
5
6
0
100
200
300
400
500
600
700
Energy (keV)



Prof. Dr. Dr. Ralph A. Bundschuh

Dresden VMT-α-NET compassionate use program

The theranostic pair $^{203}Pb/^{212}Pb$


Pb 212
10.64 h
β- 100%
0.57 MeV
CED: 0.6%
Bi 212
60.6 min
β- 64%
2.2 MeV (55%),...
CED: 1.3%
Po 212
0.3 µs
α 36%
6.1 MeV
CED 27%
α 100%
8.8 MeV
CED 70%
203 82 Pb
51,8 h
EC (100 %)
203 81 Tl
stabil
Pb-203 γ:
278,2 keV (81 %)
401,3 keV (3,4 %)
Tl 208
3.1 min
β- 100%
1.8 MeV (49%),...
CED: 1.4%
Pb 208
stable

- ^{203}Pb allows pre-treatment imaging up to 48h


Normalized Counts
0
1
2
3
4
5
6
0
100
200
300
400
500
600
700
Energy (keV)



Dresden VMT-α-NET compassionate use program



68Ga-DOTATATE PET/MR
203Pb-VMT-α-NET SPECT/CT 3 h p.i.
203Pb-VMT-α-NET SPECT/CT 24 h p.i.
203Pb-VMT-α-NET SPECT/CT 46 h p.i.
15 min p.i.

256 MBq ^{203}Pb-VMT-α-NET

Imaging with [^{203}Pb]Pb-VMT-α-NET

$\Rightarrow$ Allows more precise estimation of tumor dose than ^{68}Ga-based imaging

First results - compassionate use program

12 patients included (NET grade 1-3, Ki67 ranging from <2% to 35%)

8 patients treated (2 showed no adequate uptake in ^{203}Pb-imaging, 2 showed fast progression, and declined further systemic treatment)

European Journal of Nuclear Medicine and Molecular Imaging (2025) 52:4171–4183
https://doi.org/10.1007/s00259-025-07269-0

ORIGINAL ARTICLE

Check for updates

[$^{203/212}$Pb]Pb-VMT-α-NET as a novel theranostic agent for targeted alpha radiotherapy—first clinical experience

Enrico Michler[1] · David Kästner[1] · Marc Pretze[1] · Holger Hartmann[1] · Robert Freudenberg[1] · Michael K. Schultz[2] · Ralph A. Bundschuh[1] · Jörg Kotzerke[1] · Claudia Brogsitter[1]

Received: 18 February 2025 / Accepted: 2 April 2025 / Published online: 9 April 2025

Michler E, Kästner D, Pretze M, et al., *Europ J Nucl Med Mol Imaging*, 2025

First results - compassionate use program

Follow-up after 3 month

- 4 patients (50%) showed serological (CgA) response, 4 patients serological stable disease
  CgA dropped in mean from **2650.7** to **1424.3 ng/ml** (p=0.05)
- According to RECIST criteria all patient showed stable diseases
- Tumor volume in SSTR-PET changed accordingly






300.0
200.0
100.0
0
-100.0
-200.0
-300.0
MTV change
9
2
8
11
1
3
12
10
Patient Number

Michler E, Kästner D, Pretze M, et al., *Europ J Nucl Med Mol Imaging*, 2025

First results - compassionate use program

Toxicity – immediate side effects

- 3/8 patients: nausea, 2/8 patients: vomiting, maximum 24 h (CTCAE grade 2-3)
- 6/8 patients: moderate fatigue (CTCAE grade 1-2)
- No changes in vital parameters and EKG

No CTCAE grade 4-5 effects!

Michler E, Kästner D, Pretze M, et al., *Europ J Nucl Med Mol Imaging*, 2025

First results - compassionate use program

Toxicity – 3-month follow-up

- No relevant change in kidney function (mean eGFR: 65 → 63 mL/min/BS, p=0.31)
- Hemoglobin: 7.5 → 7.4 mmol/L, p=0.734
- Thrombocytes: 250.0 → 260.6 GPt/L, p=0.263
- Leukocytes tot.: 5.19 → 6.53 GPt/L, p=0.441)
- Lymphocytes tot.: 0.939 → 0.855 GPt/L, **p=0.035**)
  - n=3 Lymphocyte count stable, n=5 Lymphocytes count decline,
    maximum decline 1.02 → 0.80 GTp/L – CTCAE grade 2, nadir 2 weeks p.i.)

No CTCAE grade 4-5 effects!

Michler E, Kästner D, Pretze M, et al., *Europ J Nucl Med Mol Imaging*, 2025

Table 4. Adverse Events (Safety Population).*

Event	^{177}Lu-Dotatate Group (N=111)	
	Any Grade	Grade 3 or 4
		number of patients
Any adverse event	105 (95)	46 (41)
Gastrointestinal disorders		
Nausea	65 (59)	4 (4)
Vomiting	52 (47)	8 (7)
Abdominal pain	29 (26)	3 (3)
Diarrhea	32 (29)	3 (3)
Distension	14 (13)	0
General disorders		
Fatigue or asthenia	44 (40)	2 (2)
Edema peripheral	16 (14)	0

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

Phase 3 Trial of ^{177}Lu-Dotatate for Midgut Neuroendocrine Tumors

J. Strosberg, G. El-Haddad, E. Wolin, A. Hendifar, J. Yao, B. Chasen, E. Mittra, P.L. Kunz, M.H. Kulke, H. Jacene, D. Bushnell, T.M. O'Dorisio, R.P. Baum, H.R. Kulkarni, M. Caplin, R. Lebtahi, T. Hobday, E. Delpassand, E. Van Cutsem, A. Benson, R. Srirajaskanthan, M. Pavel, J. Mora, J. Berlin, E. Grande, N. Reed, E. Seregni, K. Öberg, M. Lopera Sierra, P. Santoro, T. Thevenet, J.L. Erion, P. Ruszniewski, D. Kwekkeboom, and E. Krenning, for the NETTER-1 Trial Investigators*

Michler E, Kästner D, Pretze M, et al., *Europ J Nucl Med Mol Imaging*, 2025

First results - compassionate use program

Since first publication

Additional 4 patients treated with 1 cycle (85-110 MBq) [^{212}Pb]Pb-VMT-α-NET

- 3 month follow up, stable disease according to RECIST and CgA-level
- Similar toxicity profile similar, no immediate CTCAE grade 3-5 effects, nausea in 2/4
- 2 times relevant decrease in lymphocytes (CTCAE grad 1 and 2)
- No CTCAE grade 4 & 5 toxicity within 3 month

First results - compassionate use program

2 patients treated in the first round got 2nd cycle

- 7 month after first cycle, 109 & 106 [^{212}Pb]Pb-VMT-α-NET
- No grade 3-5 toxicity, mild nausea in 1 case

Follow-up:

- **Patient 1 was stable for 19 months** after first and 13 months after second cycle
- **Patient 2 was stable for 21 months** after first and 15 months after second cycle

Both patients went into [^{212}Pb]Pb-VMT-α-NET re-challenge

Case Study

66-year old male patient

- CUP NET G2 (Ki67: 5 %)
- Lymph node, bone and hepatic metastases
- Tx: octreotide, partial resection, external beam radiotherapy, everolimus, [^{177}Lu]Lu-DOTATATE (total 15.8 GBq), [^{225}Ac]Ac-DOTATATE (total 7.7 MBq)

Case Study

Months 0 1 7 10 …. 19 21 24


CgA 23.8



1st cycle 108 MBq

2nd cycle 109 MBq


CgA 28.7




CgA 30.6



3rd cycle 116 MBq

4th cycle 123 MBq

Case Study

Fast progression of hepatic metastases before 1st cycle re-challenge



^{68}Ga-PET scan showing progression in the liver



Posttherapy scan after 1st re-challenge cycle (116 MBq), 4 weeks later CgA 34.4 ng/mL



Posttherapy scan after 2nd re-challenge cycle (123 MBq), 12 weeks later CgA 40.0 ng/mL



^{68}Ga-PET scan 12 weeks later, CgA 53.4 ng/mL

Case Study

Fast progression of hepatic metastases before 1st cycle re-challenge



No grade 3-5 CTCAE toxicity after 4 cycles!
Hemoglobin dropped from 8.0 to 6.6 mmol/l (10.6 g/dL) – grade 1
Lymphocytes to 1.20 to 0.72 GPt/L – grade 2

^{68}Ga-PET scan showing progression in the liver

Posttherapy scan after 1st re-challenge cycle (116 MBq), 4 weeks later CgA 34.4 ng/mL

Posttherapy scan after 2nd re-challenge cycle (123 MBq), 12 weeks later CgA 40.0 ng/mL

^{68}Ga-PET scan 12 weeks later, CgA 53.4 ng/mL

Imaging and dosimetry

In addition to pretherapeutic [^{203}Pb]Pb-VMT-α-NET imaging, all patients got posttherapeutic imaging with [^{212}Pb]Pb-VMT-α-NET and dosimetric assessment

European Journal of Nuclear Medicine and M
https://doi.org/10.1007/s00259-023-06529-

IMAGE OF THE MONTH

First-in-human SPECT/
with metastatic neuro

Enrico Michler[1] · David Kästner[1]
Michael K. Schultz[2] · Jörg Kotzerk

Results of comparing pretherapeutic dosimetry with ^{203}Pb and posttherapeutic dosimetry with ^{212}Pb are promising and will be presented by my group at the

May 30–June 2 2026 SNMMI Annual Meeting
Los Angeles, California
SCIENCE is the Star


SPECT/CT
[212Pb]Pb-VMT-α-NET
2.5 h p.i.
SPECT/CT
[212Pb]Pb-VMT-α-NET
5.5 h p.i.
SPECT/CT
[212Pb]Pb-VMT-α-NET
19.5 h p.i.

Conclusion

[^{212}Pb]Pb-VMT-α-NET can be safely applied after [^{177}Lu]Lu-DOTATATE (Lutathera®) and even after other alpha-emitters! In 12 treated patients no grade 4 or 5 toxicity was found.

In this context about all patients showed at least stable disease according to RECIST criteria and CgA-serology after 3 months, and up to 21 months.

Even a re-challenge treatment with up to 4 cycles [^{212}Pb]Pb-VMT-α-NET (up to 456 MBq ^{212}Pb) was applied without grade 4 or 5 toxicities.

Thank you very much for your attention!

Thank you to my interdisciplinary team

- MDs: Dr. E. Michler, Dr. C. Brogsitter, Dr. J Volkenandt, Dr. A Popp, …
- Medical Physics: Dr. D. Kästner, Dr. R. Freudenberg, Dr. J. Müller, …
- Radiopharmacy: Dr. M. Pretze, Dr. F. Brandt, …
- Technicians, Nurses and all others



How Biodistribution Informs Therapeutic Potential

Elcin Zan, MD

Chair, Department of
Nuclear Medicine,
Cleveland Clinic



How biodistribution informs therapeutic potential

Elcin Zan, MD
Chair, Department of Nuclear Medicine
zane2@ccf.org

Cleveland Clinic

The following slides were prepared and presented by Dr. Elcin Zan on May 4, 2026

Disclosures

- Consultancy, SAB (within last 3 years): RealNose AI, Gaiaso, Novartis, Swiss Rockets, Glytherix, Grafton, Astra Zeneca
- Research Support (within last 3 years): Astra Zeneca/Fusion, Ariceum, Novartis, NIH, Radiopharm Theranostics
- Stock ownership: GAIASO, RealNose.ai


^{18}F-FES
^{68}Ga-PSMA
^{18}F-FDG
^{68}Ga-DOTATATE

PSMA vs DOTATATE



PSMA vs DOTATATE



PSMA vs DOTATATE



Patient's journey from PSA>MRI>PSMA PET







Receptor Targeted PET enabled a fundamentally different clinical trial design: Treat if you see it



^{68}Ga/^{177}Lu-PSMA
Super vs Non-Responder


2023
2024
2025
2026





^{68}Ga/^{177}Lu-DOTATATE Super vs Non-Responder



Radioligand Therapy Today

"Science advances one funeral at a time" Max Planck

Monotherapy

- Limited understanding of radiobiology & tumor kill
- Underestimation of particle physics & stochastic effect of charged particles
- Overreliance on imaging PET/SPECT for eligibility that dismisses tumor biology
- Treatment assessment per RECIST


A
B
C
D
β
^{177}Lu-
DOTATATE
β
^{177}Lu-
DOTA-LM3
α
^{225}Ac-
DOTA-LM3
^{68}Ga-DOTATOC
10/2020
^{68}Ga-DOTATOC
01/2022
^{68}Ga-DOTA-LM3
03/2022
^{68}Ga-DOTA-LM3
07/2022

c/o Richard Baum, MD, PhD

Radioligand Therapy Today

"Science advances one funeral at a time" Max Planck

Monotherapy

- Limited understanding of radiobiology & tumor kill
- Underestimation of particle physics & stochastic effect of charged particles
- Overreliance on imaging$^{PET/SPECT}$ for eligibility that dismisses tumor biology
- Treatment assessment per RECIST


A
B
C
D
β
^{177}Lu-DOTATATE
β
^{177}Lu-DOTA-LM3
α
^{225}Ac-DOTA-LM3
^{68}Ga-DOTATOC
^{68}Ga-DOTATOC
^{68}Ga-DOTA-LM3
^{68}Ga-DOTA-LM3

c/o Richard Baum, MD, PhD

FAP is an Emerging Target


FAP can be expressed on cancer cells and stroma cells
FAP can also be primarily expressed only on tumor stroma and not on cancer cells
Tumor cell
FAP
FAP
Stroma
Fibroblast


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-Intestine Ca
Prostate Ca

Kratochwil et al., JNM, 2019

Not every FAP is bio-identical


^{68}Ga-FAP-2286
10
0
^{68}Ga-FAPI-46
10
0

PET Imaging of Fibroblast Activation Protein in Various Types of Cancer Using ^{68}Ga-FAP-2286: Comparison with ^{18}F-FDG and ^{68}Ga-FAPI-46 in a Single-Center, Prospective Study

Yizhen Pang, Liang Zhao, Tinghua Meng, Weizhi Xu, Qin Lin, Hua Wu, Jingjing Zhang, Xiaoyuan Chen, Long Sun and Haojun Chen

Journal of Nuclear Medicine March 2023, 64 (3) 386-394; DOI: https://doi.org/10.2967/jnumed.122.264544

Theranostics
Short Half-lives for Long, Full Lives

Precise targeting of tumors leads to
Improved Efficacy & Minimized Toxicity

FIH $^{203/212}$Pb Pb-VMT-α-NET Perspective Therapeutics

[^{68}Ga]Ga-DOTA-TATE PET/CT

[^{203}Pb]Pb-VMT-α-NET SPECT/CT 2.6 h p.i.

[^{203}Pb]Pb-VMT-α-NET SPECT/CT 24 h p.i.

[^{203}Pb]Pb-VMT-α-NET SPECT/CT 41 h p.i.


T1
T3
T2
T4
T1

Michler, Enrico, et al. "[$^{203/212}$Pb] Pb-VMT-α-NET as a novel theranostic agent for targeted alpha radiotherapy—first clinical experience." European journal of nuclear medicine and molecular imaging, 2025.

PERSPECTIVE THERAPEUTICS

FIH $^{203/212}$Pb Pb-VMT-α-NET Perspective Therapeutics


PET/CT
[68Ga]Ga-DOTATOC
Pb-VMT-α-NET (VMT-α-NET)
SPECT/CT
Dosimetry
[203Pb]Pb-VMT-α-NET
Patient-specific
α-PRRT
[212Pb]Pb-VMT-α-NET

Graves SA, Bushnell DL, Schultz MK, Jain S, Bodeker KL, Menda Y. A Phase 0 Imaging Trial of [203Pb]Pb-VMT-α-NET to Enable Dosimetry and Treatment Planning for Refractory or Relapsed Metastatic Neuroendocrine Tumors with [212Pb]Pb-VMT-α-NET. Journal of Nuclear Medicine; 2026.

Early, Medium and Late Biodistribution Should Inform Therapeutic Window



30 min
3 h
9 h
21 h

[^{203}Pb]PSV359 imaging of FAP-α expressing tumors by SPECT (dosimetry)

Clinical Collaborator Prof. Dr. Dr. Ralph A. Bundschuh

Perspective's CCK2R81 in Medullary Thyroid Cancer Compared to FDG and Fluorodopa

^{18}F FDG
Mildly increased uptake in thyroid mass


Medullary thyroid cancer (MTC)

^{18}F FluoroDOPA
No abnormal uptake in thyroid mass


MTC

^{68}Ga PSV CCK2R81*
Significantly increased uptake in thyroid mass


MTC

- 39 year old male
- MTC right lobe of thyroid gland (by FNAC)
- Unexplained high S. Calcitonin level (1202 pg/ml) & S. CEA level (19ng/ml)
- Clinically palpable right neck mass

PERSPECTIVE THERAPEUTICS

| Clinical collaborator Xiaowei Ma MD, PhD The Second Xiangya Hospital, Central South University, China

PERSPECTIVE THERAPEUTICS

Development of PSV594 for CCK2R+ Tumor types

Levering Perspectives' in-house discovery, optimization and translation capabilities

Target Nomination → Generate Novel Targeting Moieties → **Optimize In Vivo** → Lead Candidate Nomination → **FIH Imaging** → Development Candidate Nomination → IND

Iteration of candidate, as needed

In Vivo Planar Imaging of [^{203}Pb]PSV594

CCK2R positive tumor



Optimized Kinetics and uptake for translation

PET Imaging of [^{68}Ga]PSV-CCK2R





Increased uptake in the medullary thyroid tumor

CCK2R: Implicated in Multiple Tumor Types With Major Unmet Needs

Structure and Expression

- G protein-coupled receptor (GPCR)
- Localized to the cell-surface
- Internalized via ligand binding
- Highly overexpressed in various cancers



Role in Cancer

- Cellular proliferation and growth
- Angiogenesis and metastasis
- TME immune modulation
- CCK2R downregulation reduced fibrosis, improved chemotherapy penetration

Major Tumor Types


SCLC
Medullary Thyroid Cancer
HCC
Colorectal Cancer
PDAC
GIST

CCK2R is a Compelling Target for Cancers with Very-High Unmet Needs

First and best-in-class opportunity for multiple cancers

CCK2R


Up to
82K
addressed

Of 285K metastatic patients (US)

Perspective's 4th clinical candidate has "pipeline in a drug" potential across a range of solid tumor types with **significant unmet needs**.

The current served market size in the top 5 tumors indicates their aggressive nature with **5 year survival rates in patients with distant disease ranging from 3% to 15%.**

PDAC	SCLC	HCC	Gastric	CRC
$0.2B served market size	**$1.2M** served market size	**$1.3B** served market size	**$1.3B** served market size	**$1.7B** served market size
30K patients addressable	**16K** patients addressable	**11K** patients addressable	**9K** patients addressable	**16K** patients addressable
100% of total market	48% of total market	82% of total market	74% of total market	50% of total market
Unmet Need: Very High	**Unmet Need: Very High**	**Unmet Need: Very High**	**Unmet Need: Very High**	**Unmet Need: High**
5 Year Survival, Distant: 3%	**5 Year Survival, Distant: 4%**	**5 Year Survival, Distant: 3%**	**5 Year Survival, Distant: 8%**	**5 Year Survival, Distant: 15%**
Potential to be Best & First-in-Class	Potential to be Best & First-in-Class	Potential to be Best & First-in-Class	Potential to be Best & First-in-Class	Potential to be Best & First-in-Class

Market sizes and patient numbers from Evaluate Consulting. Target expression data from literature review.

PERSPECTIVE THERAPEUTICS

PERSPECTIVE THERAPEUTICS

Closing Remarks

Thijs Spoor
Chief Executive Officer



Expanding the Addressable Market

- Approved radiopharmaceuticals address only <10% of tumors
  - PLUVICTO and LUTATHERA: ~$2.4B in U.S. sales
- Our pipeline of clinical candidates to differentiated targets provide broad coverage across the largest solid tumor populations with the highest unmet need:

250K+ addressable patients across 10+ tumor types



$45B+
addressable market
$13.8
$11.5
$4.6
$3.0
$2.7
$2.4
$1.6
$5.0
NSCLC
Breast
Colorectal
Melanoma
Gastric
SCLC
H&N
Other
Metastatic addressable market (US) for all targets

▶ PERSPECTIVE TARGETS:

MC1R
Up to
$3B
MC1R+ addressable market
6K
Stage III/IV MC1R+ patients
Market can be large even in niche indications with very high unmet need

SSTR2
Up to
$16B
SSTR+ addressable market
67K
Metastatic SSTR2+ patients
SSTR2 beyond GEP-NETs offers significant additional markets

FAP (top 5 only)
Upwards of
$20B
FAP+ addressable market
122K
Metastatic FAP+ patients
Expression across nearly all solid tumors for pan-cancer potential

CCK2R
Up to
$6B
Target+ addressable market
82K
Metastatic target+ patients
Target addresses very high unmet needs with potential to transform markets

Market sizes and patient numbers from Evaluate Consulting. Target expression data from literature review.

PERSPECTIVE THERAPEUTICS

Optimizing the Entire System

Radiopharmaceuticals Are the Next Frontier in Precision Oncology

Massive
Projected Annual TAM

$45B+

Clinically Validated
Modality

PLUVICTO® LUTATHERA®

High Potency Payloads with
Cancer-Specific Targeting



To unlock the full value of the radiopharmaceutical market, Perspective innovates every part of the chain

The Right Radioisotope
^{212}Pb

Optimized Structural Chemistry

Theranostic Approach

Manufacturing Network

| See slide Expanding the Addressable Market for additional details regarding potential market opportunity

PERSPECTIVE® THERAPEUTICS

A Decade of Deliberate, End-to-End Engineering

Strong IP portfolio covering all aspects of radiopharmaceutical value chain



Isotope of Choice	Proprietary Chelator Discovery	Composition of Matter	Methods of Imaging and Treating	Vertically Integrated Manufacturing[1]
Potent alpha emitter with **rapid clearance for improved safety**	Superior chelating properties to **limit** daughter isotope **accumulation in kidneys** and tissues	**Novel high affinity proprietary ligands** to high value targets in oncology	**Imaging** to optimize compound iteration based on **biodistribution**	**~400** doses **~150** patients treated at **30** sites on **3** continents

107 issued, allowed & pending patent applications[2]:
methods of imaging & treating, manufacturing, COM, chelator & isotope

[1]As of April 1, 2026. Include patients in company sponsored studies and investigator sponsored/initiated studies. [2] As of May 1, 2026.

PERSPECTiVE THERAPEUTICS

Built Over a Decade:
The Only Fully Integrated Radiopharmaceutical Platform from Isotope to Patient



Category defining radiopharmaceuticals
Clinical proof-of-concept established
107 issued, allowed and pending patents[1]
Regional network for direct to hospital delivery
Proprietary chelator for improved safety
Commercial scale manufacturing
Long-term ^{228}Th stockpile secured
Lead selected as isotope of choice

[1] As of May 1, 2026.

PERSPECTIVE THERAPEUTICS

Q&A

Advancing a Theranostic Approach:

Imaging optimizes targeted delivery to tumor



Cancer cell
Imaging (^{203}Pb)
Diagnostic Payload
Targeting peptide
Chelator
Isotope
Therapeutic (^{212}Pb)
High Potency Payload



Imaging
Therapeutic

Imaging agent shows precisely where the therapeutic agent will go

Human Image: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

^{212}Pb is Our Isotope of Choice

^{212}Pb as the next generation payload

Choosing The Right Isotope

Lead (^{212}Pb) advantages over beta and other alpha emitters

^{212}Pb Advantage

- → *Better anti-tumor activity*
- → *Better safety profile*
- → *Cleaner decay chain*
- → *Better clinical profile*
- → *Isotope access & scalability*
- → *Better patient management*
- → *Better patient selection*

^{212}Pb Lead-212
α radiation

Potency
Off-Target Damage
Decay Profile
Half-Life
Supply / Production
Patient Convenience
Theranostic Pair

BEST OVERALL PROFILE

^{225}Ac Actinium
α radiation

Potency
Off-Target Damage *
Decay Profile
Half-Life
Supply / Production
Patient Convenience
Theranostic Pair

POTENT BUT PROBLEMATIC

^{177}Lu Lutetium
β radiation

Potency
Off-Target Damage
Decay Profile
Half-Life
Supply / Production
Patient Convenience
Theranostic Pair

PROVEN BUT LIMITED

*Daughter isotopes
Based on management's beliefs and expectations regarding Pb-212's advantages as a therapeutic isotope
Sgouros G. Alpha-particles for targeted therapy. Adv Drug Deliv Rev. 2008;60(12):1402-1406. doi:10.1016/j.addr.2008.04.007

Kinetics Matter: ^{212}Pb Hits Hard and Fast For Strong Activity with Less Systemic Exposure



Pb-212 t½ =10.6 hrs
Lu-177 t½ = 6.6 days
Ac-225 t½ = 9.9 days
24 hrs
~80% of total
Pb-212 alphas
delivered to tumor
23 days
~80% of total
Ac-225 alphas
delivered to tumor
100%
75%
50%
25%
0%
Cumulative dose delivered (%)
0
5
10
15
20
25
30
Days after administration

Based on physical radioactive decay. Clinical dosimetry additionally reflects biological clearance and daughter isotopes.

PERSPECTIVE THERAPEUTICS

α-Particles Delivers More Potent, Targeted Tumor Killing vs. β-Particles

More Potent

α induces lethal double-stranded DNA breaks, overwhelming repair



α
β
Double-strand breaks
Single-strand breaks

More Targeted

α delivers concentrated energy α 3–5 vs. β ~200 cell diameters



α
0.1 mm
β
10 mm
Tumor

More Immunoactive

α drives anti-tumor immunity with potential for combination benefit



212

LSA

^{212}Pb Further Enhanced by Proprietary Chelator for Targeted Delivery of Payload



Lead
212Pb β
Lead
10.6 h
Chelated
212Bi α β
Bismuth
61 m
Chelated
208Pb
Lead
Stable
212Pb causes potent dsDNA breaks and is rapidly cleared vs. other isotopes with long-lived radiation
~10 hrs radioactive half-life; ~100 hrs until nonradioactive
Actinium
225Ac α
Actinium
10 d
Chelated
221Fr α
Francium
5 min
217At α
Astatine
32 ms
213Bi β
Bismuth
46 m
213Po α
Polonium
4.3 µs
209Bi
Bismuth
Stable
~10 d radioactivity ; ~100 d until nonradioactive
Lutetium
177Lu β
Lutetium
7 d
Chelated
177Hf
Hafnium
Stable
~7 d radioactivity ; ~70 d until nonradioactive

PERSPECTIVE THERAPEUTICS

^{212}Pb Multi-Mechanistic Activity Drives Tumor Destruction and Anti-Tumor Immunity

RPT injection


Targeting peptide*
212Pb isotope
Tumor

Cytoreductive – Immediate Local Killing

1. Targeted cell death
Binds to receptors on cancer cells and releases α particles that induces dsDNA breaks and membrane disruption

2. Bystander effect
Dying cancer cells release DAMPs, causing nearby cells to die as well.

Immunostimulatory – Durable Widespread Response

3. Immune activation
Dying cancer cells release neoantigens that are taken up by APCs. APCs activate T cells which further attack cancer cells and drive memory T cells


α radiation
dsDNA breaks; repair mechanisms overwhelmed
Cancer cell
DAMPs
Dying cancer cell
Neoantigens
APC
Naïve T cell
Naïve T cell
Memory T cell
Vaccine-like effect
Cytokines
Active T cell

*RPT not to scale. Adapted from Pouget JP, Chan TA, Galluzzi L, Constanzo J. Radiopharmaceuticals as combinatorial partners for immune checkpoint inhibitors. Trends Cancer. 2023 Nov;9(11):968-981. doi: 10.1016/j.trecan.2023.07.014. Epub 2023 Aug 21. PMID: 37612188; PMCID: PMC11311210.

Rationale for Synergy with Immune Checkpoint Inhibitors

The cancer-immunity cycle[1]



Checkpoint inhibitors
Checkpoint inhibitors
Checkpoint inhibitors
③
Priming and activation (APCs & T cells)
④
Trafficking of T cells to tumors (CTLs)
⑤
Infiltration of T cells into tumors and stroma
BLOOD VESSEL
Cancer antigen presentation (dendritic cells/ APCs)
②
LYMPH NODE
TUMOR
Ⓐ
Accumulation of activated T cells in and through stroma
Ⓑ
Interaction with immune cells (dispersed, aggregates, TLS)
Maintained effector state and function
Ⓒ
Recognition of cancer cells by T cells
⑥
Release of cancer cell antigens (cancer cell death)
①
Killing of cancer cells (immune and cancer cells)
⑦

	Perspective Therapeutics Approach	Checkpoint Inhibitors[3]
Direct tumor killing	✓ Target vector designed to be highly specific + potent payload (^{212}Pb)	
① Release of tumor antigens	**✓✓✓ ^{212}Pb causes physical destruction of target cells**	
② Tumor antigen presentation	Potential for inducing memory T-cells for durable and widespread response[2]	
③ Priming & activation		✓
④ Recruitment of T-cells to the TME	✓ May be enhanced with stroma-targeting RPT	
⑤ T-cell infiltration into the TME		Interact with immune cells
⑥⑦ Recognition & killing of cancer cells by T-cells	**✓✓✓TME normalizes quickly due to ^{212}Pb half-life**	✓

[1]Adapted from: Mellman I, Chen DS, Powles T, Turley SJ. The cancer-immunity cycle: Indication, genotype, and immunotype. *Immunity*. 2023;56(10):2188-2205. doi:10.1016/j.immuni.2023.09.011; [2]Li et al., *Cancers*, 2021; [3]Include inhibitor of PD-1, PD-L1, CTLA-4, and LAG3.

^{212}Pb Uniquely Suited for Combination with Immune Check Point Inhibitors


212Pb Leaves TME More Hospitable to Immune Cells
Neoantigen release
Ac-225 decays/hr (billions)
Pb-212 decays/hr (billions)
Alpha decays per hour (billions)
700
600
500
400
300
200
100
-
Residual 225Ac activity presents toxic milieu for immune cells
APCs
Tumor infiltrating lymphocytes (TILs)
Time (hours)
1 9 17 25 33 41 49 57 65 73 81 89 97 105 113 121 129 137 145 153 161 169 177 185 193 201 209 217 225 233 241 249 257 265 273 281 289 297 305 313 321 329

1 Alpha particle-mediated cell death

- Neoantigen release (mins – hours)

2 2-5 days post-cell death

- APC accumulation in TME
  - ^{212}Pb: <5% activity remaining
  - ^{225}Ac: 70-85% activity remaining

3 5-14 days post cell death

- T cell expansion in TME (longer-term conversion into memory T cells)
  - ^{212}Pb: 0% activity remaining
  - ^{225}Ac: 40-70% activity remaining

APCs - Antigen Presenting Cells; TILs – Tumor infiltrating Lymphocytes; TME – Tumor microenvironment

PERSPECTIVE THERAPEUTICS

^{212}Pb Half-life Is More Convenient for Customers

	Long-Lived Isotopes (^{177}Lu, ^{225}Ac)	Short-Lived Isotopes (^{212}Pb)
	Limit close contact for multiple days	***Minimal*** contact restrictions ✓
	Sleep separately for multiple days	***Normal*** sleeping arrangements ✓
	Bathroom hygiene precautions required	***Simplified*** hygiene guidance ✓
	Restricted social interaction	***Rapid*** return to daily activities ✓
	Extended on-site storage requirements	***Minimal*** storage burden (4.4 days) ✓

Short half-life enables a faster return to normal life

https://www.lutathera-hcp.com/safety/radiation-safety-counseling
https://www.pluvicto-hcp.com/sites/pluvicto_hcp_com/files/documents/pluvicto-administration-guide.pdf

^{212}Pb Isotope Decay Chain and Importance of the Pb-specific Chelator



Isotope Supply
228Th
Thorium
1.9 y
α
224Ra
Radium
3.6 d
α
220Rn
Radon
1 m
α
216Po
Polonium
0.1 s
α
Production
212Pb
Lead
10.6 h
Therapy
β
212Bi
Bismuth
61 m
α
208Tl
Thallium
3 m
β
β
212Po
Polonium
0.1 µs
α
208Pb
Lead
Stable

Where the drug goes = where the alpha particle is deposited



O
OH
O
NH2
R
NH
N
N
N
N
212Bi
O
O
OH

- Perspective's proprietary chelator retains ~95% of ^{212}Bi after transition in drug formulation[1]
- Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%[2]

[1]Li M, et al. *Curr Med Chem.* 2020; [2]Mirzadeh et al., *Radiochimica* Acta, 1993

^{225}Ac Isotope Decay Chain and Potential For Off-target Toxicity


Isotope Supply
Production
Therapy
225 Ac Actinium 10 d
221 Ra Radium 28 s
221 Fr Francium 5 Min
217 Rn Radon 0.5 ms
217 At Astatine 32 ms
213 Po Polonium 4.3 µs
209 Bi Bismuth 2×10^19 y
213 Bi Bismuth 46 m
209 Pb Lead 3.3 h
205 Tl Thallium stable
209 Tl Thallium 2 m
α
β
Potential for Off-Target Toxicity

Alpha-particle emission imparts sufficient "recoil" energy to break chemical bonds


221Fr
217At
213Bi
213Po


α
O
OH
N
225Ac
R
NH


Target Organs
α
β
Liver
Kidneys

PERSPECTIVE THERAPEUTICS

Isotope: Decay Chain – Product Implications

Post final radiolabeling and purification, alpha and beta emitting daughters of ^{225}Ac build up fast



225Ac Decay and Daughter Ingrowth
225Ac 221Fr 217At 213Bi 209Tl 213Po
4x more unlabeled daughter activity in about 4 hrs
Radioactivity (Bq)
6000
5000
4000
3000
2000
1000
0
0 1 2 3 4 5 6
Hours Post Purification
1 kBq 225Ac starting dose size.



Dose Vial
α
225Ac
T0
Post Final Purification
4 hours.
213Po2+
213Bi3+
217At-
221Fr+
225Ac
T4
4 h post Radiolabeling
Unbound Isotopes
213Po → α
213Bi → ß
217At → α
221Fr → α
Labeled
225Ac → α

PERSPECTIVE THERAPEUTICS

Advancing a Theranostic Approach:

Imaging optimizes targeted delivery to tumor



Cancer cell
Imaging (^{203}Pb)
Diagnostic Payload
Targeting peptide
Chelator
Isotope
Therapeutic (^{212}Pb)
High Potency Payload



Imaging
Therapeutic

Imaging agent shows precisely where the therapeutic agent will go

Human Image: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

Supply Chain and Manufacturing Infrastructure

Ensuring radioisotope supply and ability to deliver ready-to-administer products to hospitals

End-to-End Manufacturing with Clinical Supply Secured and Commercial Scale Underway

Radioisotope Stockpile

Dose Manufacture

Delivery to Patients

In house manufacturing delivering finished product to treatment sites

Ongoing Clinical-Grade Production

- Two sites supporting three ongoing clinical trials
- Ongoing capacity expansion
- Process patents issued on generator and scale up

Geographic Expansion Strategy

- Planned facilities for scalable supply network
- Designed to support >$1B in annual sales/site
- Secured stockpile of precursor isotope

PERSPECTIVE THERAPEUTICS

Direct-to-Hospital Delivery through Integrated Isotope Production



Regional Manufacturing Site
Hospital
Weekly
Alpha-PRIME unit
New IP enables commercial scale manufacturing
<1Hr
<10Hr
HOSPITAL
Central stock pile
Isotope Purification
Synthesis & Radiolabeling
Dispensing
Packaging
Delivery
228Th Thorium 1.9 y
224Ra Radium 3.6 d
212Pb Lead 10.6 h

Central Thorium-228 supply Long-term DOE contract Radium-224 generators shipped regionally	Produce & extract radionuclide Daily Lead-212 collection Multiple patient doses/day >99.99% Lead-212 purity	Lead-212–ligand conjugation using proprietary chelator Batch-based production ~30-minute process	Drug product QC'ed Prepared for hospital delivery Industry-standard process	Packaged & labeled STC transport Type A compliant	Existing distribution in place Proven infrastructure Path already established by approved diagnostic products

PERSPECTIVE THERAPEUTICS

Reliable, On-Demand ^{212}Pb from ^{228}Th and ^{224}Ra



228Th
Thorium
1.9 y
224Ra
Radium
3.6 d
212Pb
Lead
10.6 h
212Bi
Bismuth
61 m
228Th's 1.9-year half-life enables long-term storage and 224Ra extraction
228Th
224Ra
100
80
60
40
20
0
% Radioactivity
74%
92%
96%
97%
0
7
14
21
28
35
Time (days)
224Ra naturally generated from 228Th decay

- Long-term DOE supply agreement in place
- Sourced as a by-product of ^{223}Ra (Xofigo) production
- Scalable production: 100s of Ci via 6-12 mos high-flux irradiation
- ~2-year half-life supports stockpiling and de-risks supply
- 8+ global suppliers identified

Flexible Scalable ^{224}Ra Supply Enables Regional Manufacturing

Weekly distribution to regional sites enabled by ^{224}Ra's 3.6-day half-life



228Th
Thorium
1.9 y
224Ra
Radium
3.6 d
212Pb
Lead
10.6 h
212Bi
Bismuth
61 m
224Ra
212Pb
100
80
60
40
20
0
% Radioactivity
212Pb
Ingrowth
Elution
224Ra decay
(T1/2 = 3.6 days)
0
1
2
3
4
5
Time (days)

^{212}Pb naturally generated from ^{224}Ra decay

Nimble, portable supply via VMT-α-GEN

Commercial-scale production via AlphaPRIME

High-purity isotope enables streamlined manufacturing

No long-lived isotope licensing required at regional sites

Multiple pathways for ^{212}Pb production

PERSPECTIVE THERAPEUTICS

Ideal for Regional Manufacturing

^{228}Th
Thorium
1.9 y

- Centralized continental supply
- Weekly ^{224}Ra elution

^{224}Ra
Radium
3.6 d

- Distributed continentally
- Eluted daily for ^{212}Pb

^{212}Pb
Lead
10.6 h

- Daily manufacture of finished doses
- Leverages existing networks for logistics



^{224}Ra

Perspective's vertically integrated isotope supply ensures full control from purification to clinical delivery

Slide depicts potential supply, purification, manufacturing and logistics chain based on Company plans and estimates

PERSPECTIVE® THERAPEUTICS

On-Demand Fulfillment at Regional Sites for Finished Product Delivery

Safety enhanced by centralizing long-lived precursor

^{228}Th Thorium 1.9 y → ^{224}Ra Radium 3.6 d → ^{212}Pb Lead 10.6 h → Finished Product



Isotope Source
- Plentiful supply
- Long-term DOE contract

Proprietary Generator



VMT-α-GEN
Nimble, portable supply



Alpha-PRIME
Hot cell-sized generators
For commercial production

Simple chemical separation technology for ^{212}Pb extraction


224Ra
Substrate retains Ra, but not Pb
212Pb
Ra naturally decays to Pb
Solvent added
224Ra stays
212Pb washed out and collected

Finished Product
Delivered to Hospital

PERSPECTIVE THERAPEUTICS

Daily Production at Regional Sites Ensures Supply of Ready-to-administer Product

1:00 AM

Arrival at the Production Lab
Team checks environmental monitors, dons protective gear, & reviews checklist in the quiet, high-security production facility.

1:30 AM

Generator Elution & Preparation
Team elutes proprietary Ra-224 generator extracting Pb-212, while performing precise calculations to ensure accurate dosing and patient safety.

2:30 AM

Radiopharmaceutical Synthesis
Under controlled aseptic environment, the team uses automated synthesis equipment & sterile technique to produce specific patient doses.

4:00 AM

Quality Control
Each dose undergoes rigorous testing—purity, pH, specific activity—before release

5:00 AM

Packaging and Transport
Radiopharmaceuticals are packed in shielded containers, labeled, logged, and loaded for hospital delivery per strict DOT regulations..

6:30 AM

Hospital Delivery
Patient ready doses are delivered to the clinic after verifying documentation and ensuring timely arrival for patient administration

7:30 AM

Patient Administration
The patient is administered with either the diagnostic or therapeutic radiopharmaceutical

8:00 AM

Back to the Production Lab
Production team completes paperwork, cleans equipment, stores radioactive materials, and prepares for the next production cycle.

Representative; production practices may vary based on location of clinical site, facility, treatment, etc.

Reaching the Largest Addressable Market with Regional Manufacturing

Network effect designed to ensure reliable commercial supply for ready-to-administer therapeutics

Sites	Today	2027-8 [1]	2029	Population Radius ~11 hrs
Coralville, IA	☑	☑	☑	Clinical Supply
Somerset, NJ	☑	☑	☑	75 m
Chicago, IL	*In progress*	☑	☑	66 m
Los Angeles, CA	*In progress*	☑	☑	48 m
Potential Locations				
Houston, TX	*Site owned*			37 m
Atlanta, GA				57 m
Orlando, FL				31 m

Top 6 sites cover

>90% US population

within a one half-life (11 hr) delivery radius[2]



CATX Manufacturing Facilities
Operational facility
Buildout in progress
Potential site
Delivery Radius (road) within
1 half-life of ^{212}Pb (11 hrs)

[1]Based on current Company Plans and estimates; [2]Company estimates based on data from https://www.statsamerica.org/radius/big.aspx; Products can also be driven further or flown as necessary

PERSPECTIVE THERAPEUTICS

Mature, Well-Established Distribution Networks

Proven use of imaging agents with ~2-hour half-life

PYLARIFY is available nationwide

PYLARIFY®
Piflufolastat F 18 Injection

$989.1M
2025 Revenue

Market-leading PSMA PET imaging agent



100+ PET Pharmacies nationwide



https://pylarify.com/support/imaging-site-locator
Company estimate

PERSPECTIVE® THERAPEUTICS

Network Approach Chosen by Novartis

NOVARTIS | Reimagining Medicine

Novartis International AG
CH-4002 Basel
Switzerland

https://www.novartis.com
https://x.com/NovartisNews

PRESS RELEASE

Novartis to build new radioligand therapy site in Denton, Texas, delivering more next-generation treatments to patients

- *Facility expected to be operational in 2028 in Dallas-Fort Worth area, expanding largest RLT manufacturing network in US*
- *Site to serve patients in Southern US and add network capacity as RLT expands into earlier treatment lines and additional tumor types*
- *Company broke ground on 4 new manufacturing and R&D facilities, initiated 3 facility expansions, and announced 2 additional sites in last 10 months, rapidly making progress on its commitment to expand its US operations*

Basel, February 25, 2026 – Novartis, a leading global innovative medicines company, today announced plans to establish a new 46,000-square-foot radioligand therapy (RLT) manufacturing site in Denton, Texas. This purpose-built RLT site will be the company's fifth in the US and first manufacturing facility in Texas, and marks further progress in the company's $23 billion US investment.

The Denton site is expected to create new Novartis jobs in bioengineering, advanced manufacturing, quality and operations, supporting economic growth in Denton and surrounding communities. Construction is scheduled to begin this year, with the site expected to become fully operational in 2028.


Millburn, NJ
Expansion underway
Indianapolis, IN
Expansion underway
Carlsbad, CA
New
Winter Park, FL
Est. 2029
Denton, TX
Est. 2028

https://www.novartis.com/news/media-releases/novartis-opens-new-radioligand-therapy-manufacturing-facility-california-part-23b-us-expansion-plan
https://www.novartis.com/news/media-releases/novartis-add-radioligand-therapy-manufacturing-facility-winter-park-florida-fourth-us-serve-patients-and-advance-23-billion-investment
https://www.novartis.com/news/media-releases/novartis-build-new-radioligand-therapy-site-denton-texas-delivering-more-next-generation-treatments-patients
Accessed February 26, 2026